COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                  (THE "FUND")

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2001

The Fund is changing its primary benchmark to the Standard & Poor's SmallCap 600/Barra Value Index (Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios, included in the Standard & Poor's SmallCap 600 Index. The Fund's returns have been compared to the Russell 2000 Index, an unmanaged index that tracks the performance of small capitalization stocks. The Sub-Advisor believes that the Barra Value Index, because of its greater emphasis on value stocks, more accurately reflects the Fund's value investing strategy and therefore allows for more meaningful performance comparisons. For the 1-year and life of the Fund periods ended December 31, 2000, the average annual returns for the Barra Value Index were 20.86% and 2.79%, respectively.


ANN-36/595I-0102                                            January 15, 2002